UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK FUNDS II

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

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PROXY VOTING SITE

John Hancock Funds II Class 1 Shares Prospectus

John Hancock Funds II Retirement Funds Proxy Statement

John Hancock Retirement Choices at 2015 Portfolio Prospectus

Retirement Living through 2010 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Quick Vote: Click this button to vote your shares as the Board recommends: Quick Vote

	For	Against	Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	○	○	○

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John Hancock Retirement Choices at 2015 Portfolio Prospectus

This Proxy will be voted as directed. If no direction is given, it will be voted "FOR" the proposal(s) as described in the Proxy Statement and in the discretion of the proxy holders on any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

Thank you, your vote has been accepted. Your vote was:

Your Confirmation Number is : **5502149**	
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	For

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John Hancock Retirement Choices at 2015 Portfolio Prospectus
This Proxy will be voted as directed. If no direction is given, it will be voted "FOR" the proposal(s) as described in the Proxy Statement and in the discretion of the proxy holders on any other matters that may properly come before the Meeting or any adjournment or postponement thereof.
Thank you, your vote has been accepted. Your vote was:
Your Confirmation Number is : 5502150
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.
Against
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[John Hancock Funds II Class 1 Shares Prospectus](#)

[John Hancock Funds II Retirement Funds Proxy Statement](#)

[John Hancock Retirement Choices at 2015 Portfolio Prospectus](#)

This Proxy will be voted as directed. If no direction is given, it will be voted "FOR" the proposal(s) as described in the Proxy Statement and in the discretion of the proxy holders on any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

Thank you, your vote has been accepted. Your vote was:

Your Confirmation Number is : **5502151**	
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	**Abstain**

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03/03/2016 12:47 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 885 07 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2010 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 12:59 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 885 07 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2010 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 12:44 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 885 07 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2010 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS


https://www.2voteproxy.com/jhfret/ballot.cfm
Proxy Voting Site
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PROXY VOTING SITE
John Hancock Funds II Class 1 Shares Prospectus
John Hancock Funds II Retirement Funds Proxy Statement
John Hancock Retirement Choices at 2015 Portfolio Prospectus
Retirement Living through 2015 Portfolio
The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.
Quick Vote: Click this button to vote your shares as the Board recommends:
Quick Vote
For
Against
Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.
Submit Vote
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03/03/2016 02:18 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 885 10 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2015 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 02:19 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 885 10 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2015 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 02:23 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 885 10 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2015 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS


https://www.2voteproxy.com/jhfret/ballot.cfm
Proxy Voting Site
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PROXY VOTING SITE
John Hancock Funds II Class 1 Shares Prospectus
John Hancock Funds II Retirement Funds Proxy Statement
John Hancock Retirement Choices at 2015 Portfolio Prospectus
Retirement Living through 2020 Portfolio
The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.
Quick Vote: Click this button to vote your shares as the Board recommends:
Quick Vote
For
Against
Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.
Submit Vote
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03/03/2016 02:32 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 885 22 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2020 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 02:32 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 885 22 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2020 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 02:33 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 885 22 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2020 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS



https://www.2voteproxy.com/jhfret/ballot.cfm

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PPM Logon Home - Workplace Flexibi... John Hancock Investments Suggested Sites Web Slice Gallery Your Benefits Resources -...

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John Hancock Funds II Class 1 Shares Prospectus

John Hancock Funds II Retirement Funds Proxy Statement

John Hancock Retirement Choices at 2015 Portfolio Prospectus

Retirement Living through 2025 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Quick Vote: Click this button to vote your shares as the Board recommends: Quick Vote

	For	Against	Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	○	○	○

Submit Vote

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03/03/2016 02:51 PM

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Dear Shareholder,

Your vote for Control Number ***** *** ***** 885 34 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2025 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 02:51 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 885 34 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2025 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 02:52 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 885 34 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2025 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS



https://www.2voteproxy.com/jhfret/ballot.cfm

Proxy Voting Site

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PPM Logon | Home - Workplace Flexibi... | John Hancock Investments | Suggested Sites | Web Slice Gallery | Your Benefits Resources -...

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John Hancock Funds II Class 1 Shares Prospectus

John Hancock Funds II Retirement Funds Proxy Statement

John Hancock Retirement Choices at 2015 Portfolio Prospectus

Retirement Living through 2030 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

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	For	Against	Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	○	○	○

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03/03/2016 02:52 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 885 46 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2030 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS



Confirmation of Internet Proxy Vote - IBM Lotus Notes

Confirmation of Internet Proxy Vote

ProxyServices to: lcook2

03/03/2016 02:53 PM

Dear Shareholder,

Your vote for Control Number *** *** *** 885 46 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2030 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 02:53 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 885 46 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2030 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS



https://www.2voteproxy.com/jhfret/ballot.cfm

Proxy Voting Site

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PPM Logon | Home - Workplace Flexibi... | John Hancock Investments | Suggested Sites | Web Slice Gallery | Your Benefits Resources -...

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[John Hancock Funds II Class 1 Shares Prospectus]

[John Hancock Funds II Retirement Funds Proxy Statement]

[John Hancock Retirement Choices at 2015 Portfolio Prospectus]

Retirement Living through 2035 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Quick Vote: Click this button to vote your shares as the Board recommends: [Quick Vote]

	For	Against	Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	○	○	○

[Submit Vote]

To protect your security, please log out after you vote.

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03/03/2016 02:55 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 885 59 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2035 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 02:55 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 885 59 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2035 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 02:55 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 885 59 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2035 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

https://www.2voteproxy.com/jhfret/ballot.cfm | Proxy Voting Site

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PPM Logon | Home - Workplace Flexibi... | John Hancock Investments | Suggested Sites | Web Slice Gallery | Your Benefits Resources -...

PROXY VOTING SITE

[John Hancock Funds II Class 1 Shares Prospectus]

[John Hancock Funds II Retirement Funds Proxy Statement]

[John Hancock Retirement Choices at 2015 Portfolio Prospectus]

Retirement Living through 2040 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Quick Vote: Click this button to vote your shares as the Board recommends: [Quick Vote]

	For	Against	Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	○	○	○

[Submit Vote]

To protect your security, please log out after you vote.

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03/03/2016 02:56 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 885 61 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2040 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 02:56 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 885 61 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2040 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS


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03/03/2016 02:56 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 885 61 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2040 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS


https://www.2voteproxy.com/jhfret/ballot.cfm
Proxy Voting Site
File Edit View Favorites Tools Help
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PPM Logon
Home - Workplace Flexibi...
John Hancock Investments
Suggested Sites
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PROXY VOTING SITE
John Hancock Funds II Class 1 Shares Prospectus
John Hancock Funds II Retirement Funds Proxy Statement
John Hancock Retirement Choices at 2015 Portfolio Prospectus
Retirement Living through 2045 Portfolio
The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.
Quick Vote: Click this button to vote your shares as the Board recommends:
Quick Vote
For
Against
Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.
Submit Vote
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03/03/2016 02:57 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 885 73 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2045 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 02:58 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 885 73 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2045 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 02:58 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 885 73 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2045 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS


https://www.2voteproxy.com/jhfret/ballot.cfm
Proxy Voting Site
File Edit View Favorites Tools Help
Convert Select
PPM Logon Home - Workplace Flexibi... John Hancock Investments Suggested Sites Web Slice Gallery Your Benefits Resources -...
PROXY VOTING SITE
John Hancock Funds II Class 1 Shares Prospectus
John Hancock Funds II Retirement Funds Proxy Statement
John Hancock Retirement Choices at 2015 Portfolio Prospectus
Retirement Living through 2050 Portfolio
The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.
Quick Vote: Click this button to vote your shares as the Board recommends:
Quick Vote
For
Against
Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.
Submit Vote
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03/03/2016 02:58 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 885 85 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2050 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 02:58 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 885 85 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2050 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 02:59 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 885 85 was voted as follows:
John Hancock Retirement Funds
Retirement Living through 2050 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS


https://www.2voteproxy.com/jhfret/ballot.cfm
Proxy Voting Site
File Edit View Favorites Tools Help
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PPM Logon Home - Workplace Flexibi... John Hancock Investments Suggested Sites Web Slice Gallery Your Benefits Resources -...
PROXY VOTING SITE
John Hancock Funds II Class 1 Shares Prospectus
John Hancock Funds II Retirement Funds Proxy Statement
John Hancock Retirement Choices at 2015 Portfolio Prospectus
100%

Retirement Living Through 2055 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Quick Vote: Click this button to vote your shares as the Board recommends: Quick Vote

	For	Against	Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	○	○	○

Submit Vote

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03/03/2016 02:59 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 896 11 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through 2055 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 03:00 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 896 11 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through 2055 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 03:00 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 896 11 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through 2055 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS



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John Hancock Funds II Class 1 Shares Prospectus

John Hancock Funds II Retirement Funds Proxy Statement

John Hancock Retirement Choices at 2015 Portfolio Prospectus

Retirement Living Through II 2010 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Quick Vote: Click this button to vote your shares as the Board recommends: Quick Vote

	For	Against	Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	○	○	○

Submit Vote

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03/03/2016 03:23 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 894 09 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2010 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 03:23 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 894 09 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2010 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 03:23 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 894 09 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2010 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

https://www.2voteproxy.com/jhfret/ballot.cfm — Proxy Voting Site

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[John Hancock Funds II Class 1 Shares Prospectus]

[John Hancock Funds II Retirement Funds Proxy Statement]

[John Hancock Retirement Choices at 2015 Portfolio Prospectus]

Retirement Living Through II 2015 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Quick Vote: Click this button to vote your shares as the Board recommends: [Quick Vote]

	For	Against	Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	○	○	○

[Submit Vote]

To protect your security, please log out after you vote.

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03/03/2016 03:24 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 894 24 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2015 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 03:24 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 894 24 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2015 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 03:24 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 894 24 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2015 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

https://www.2voteproxy.com/jhfret/ballot.cfm — Proxy Voting Site

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PPM Logon | Home - Workplace Flexibi... | John Hancock Investments | Suggested Sites | Web Slice Gallery | Your Benefits Resources -...

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[John Hancock Funds II Class 1 Shares Prospectus]

[John Hancock Funds II Retirement Funds Proxy Statement]

[John Hancock Retirement Choices at 2015 Portfolio Prospectus]

Retirement Living Through II 2020 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Quick Vote: Click this button to vote your shares as the Board recommends: [Quick Vote]

	For	Against	Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	○	○	○

[Submit Vote]

To protect your security, please log out after you vote.

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03/03/2016 03:29 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 894 48 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2020 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 03:29 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 894 48 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2020 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 03:29 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 894 48 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2020 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

https://www.2voteproxy.com/jhfret/ballot.cfm — Proxy Voting Site

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PPM Logon | Home - Workplace Flexibi... | John Hancock Investments | Suggested Sites | Web Slice Gallery | Your Benefits Resources -...

PROXY VOTING SITE

John Hancock Funds II Class 1 Shares Prospectus

John Hancock Funds II Retirement Funds Proxy Statement

John Hancock Retirement Choices at 2015 Portfolio Prospectus

Retirement Living Through II 2025 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Quick Vote: Click this button to vote your shares as the Board recommends: Quick Vote

	For	Against	Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	○	○	○

Submit Vote

To protect your security, please log out after you vote.

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03/03/2016 03:29 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 894 63 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2025 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

You have new mail on MLILMAIL21/Servers/Manulife

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03/03/2016 03:30 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 894 63 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2025 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

1 document selected

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03/03/2016 03:30 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 894 63 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2025 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

1 document selected

https://www.2voteproxy.com/jhfret/ballot.cfm

Proxy Voting Site

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PPM Logon | Home - Workplace Flexibi... | John Hancock Investments | Suggested Sites | Web Slice Gallery | Your Benefits Resources -...

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John Hancock Funds II Class 1 Shares Prospectus

John Hancock Funds II Retirement Funds Proxy Statement

John Hancock Retirement Choices at 2015 Portfolio Prospectus

Retirement Living Through II 2030 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Quick Vote: Click this button to vote your shares as the Board recommends: Quick Vote

	For	Against	Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	○	○	○

Submit Vote

To protect your security, please log out after you vote.

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03/03/2016 03:31 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 894 87 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2030 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.
For	

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 03:31 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 894 87 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2030 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 03:31 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 894 87 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2030 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS



https://www.2voteproxy.com/jhfret/ballot.cfm

Proxy Voting Site

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PPM Logon | Home - Workplace Flexibi... | John Hancock Investments | Suggested Sites | Web Slice Gallery | Your Benefits Resources -...

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John Hancock Funds II Class 1 Shares Prospectus

John Hancock Funds II Retirement Funds Proxy Statement

John Hancock Retirement Choices at 2015 Portfolio Prospectus

Retirement Living Through II 2035 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Quick Vote: Click this button to vote your shares as the Board recommends: Quick Vote

	For	Against	Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	○	○	○

Submit Vote

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03/03/2016 03:31 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 895 04 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2035 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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Confirmation of Internet Proxy Vote

ProxyServices to: lcook2

03/03/2016 03:31 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 895 04 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2035 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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ProxyServices to: lcook2

03/03/2016 03:32 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 895 04 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2035 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

PROXY VOTING SITE

John Hancock Funds II Class 1 Shares Prospectus

John Hancock Funds II Retirement Funds Proxy Statement

John Hancock Retirement Choices at 2015 Portfolio Prospectus

Retirement Living Through II 2040 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Quick Vote: Click this button to vote your shares as the Board recommends: Quick Vote

	For	Against	Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	○	○	○

Submit Vote

To protect your security, please log out after you vote.

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03/03/2016 03:32 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 895 29 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2040 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.
For	

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 03:32 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 895 29 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2040 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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ProxyServices to: lcook2

03/03/2016 03:33 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 895 29 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2040 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

https://www.2voteproxy.com/jhfret/ballot.cfm

Proxy Voting Site

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PROXY VOTING SITE

John Hancock Funds II Class 1 Shares Prospectus

John Hancock Funds II Retirement Funds Proxy Statement

John Hancock Retirement Choices at 2015 Portfolio Prospectus

Retirement Living Through II 2045 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Quick Vote: Click this button to vote your shares as the Board recommends: Quick Vote

	For	Against	Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	○	○	○

Submit Vote

To protect your security, please log out after you vote.

100%

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03/03/2016 03:33 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 895 43 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2045 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 03:34 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 895 43 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2045 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 03:34 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 895 43 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2045 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS


https://www.2voteproxy.com/jhfret/ballot.cfm
Proxy Voting Site
File Edit View Favorites Tools Help
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PPM Logon Home - Workplace Flexibi... John Hancock Investments Suggested Sites Web Slice Gallery Your Benefits Resources -...
PROXY VOTING SITE
John Hancock Funds II Class 1 Shares Prospectus
John Hancock Funds II Retirement Funds Proxy Statement
John Hancock Retirement Choices at 2015 Portfolio Prospectus
Retirement Living Through II 2050 Portfolio
The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.
Quick Vote: Click this button to vote your shares as the Board recommends: Quick Vote
For Against Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.
Submit Vote
To protect your security, please log out after you vote.
100%

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Confirmation of Internet Proxy Vote

ProxyServices to: lcook2

03/03/2016 03:34 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 895 68 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2050 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 03:34 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 895 68 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2050 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 03:35 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 895 68 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2050 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS



https://www.2voteproxy.com/jhfret/ballot.cfm
Proxy Voting Site
File Edit View Favorites Tools Help
Convert Select
PPM Logon
Home - Workplace Flexibi...
John Hancock Investments
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PROXY VOTING SITE
John Hancock Funds II Class 1 Shares Prospectus
John Hancock Funds II Retirement Funds Proxy Statement
John Hancock Retirement Choices at 2015 Portfolio Prospectus

Retirement Living Through II 2055 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Quick Vote: Click this button to vote your shares as the Board recommends: Quick Vote

	For	Against	Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	○	○	○

Submit Vote

To protect your security, please log out after you vote.

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03/03/2016 03:35 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 896 50 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2055 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.
For	

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 03:35 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 896 50 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2055 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 03:35 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 896 50 was voted as follows:
John Hancock Retirement Funds
Retirement Living Through II 2055 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS


https://www.2voteproxy.com/jhfret/ballot.cfm
Proxy Voting Site
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Select
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100%

PROXY VOTING SITE

John Hancock Funds II Class 1 Shares Prospectus

John Hancock Funds II Retirement Funds Proxy Statement

John Hancock Retirement Choices at 2015 Portfolio Prospectus

Retirement Choices at 2010 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Quick Vote: Click this button to vote your shares as the Board recommends: Quick Vote

For Against Abstain

1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For Against Abstain

2. To approve an Agreement and Plan of Reorganization between Retirement Choices at 2010 Portfolio (the "Acquired Fund") and Retirement Choices at 2015 Portfolio (the "Acquiring Fund"). Under this agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and the other shareholders of the Acquired Fund. The Acquiring Fund would also assume substantially all of the Acquired Fund's liabilities.

Confirmation of Internet Proxy Vote - IBM Lotus Notes

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03/03/2016 03:36 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 891 33 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2010 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Proposal 2. To approve an Agreement and Plan of Reorganization between Retirement Choices at 2010 Portfolio (the "Acquired Fund") and Retirement Choices at 2015 Portfolio (the "Acquiring Fund"). Under this agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and the other shareholders of the Acquired Fund. The Acquiring Fund would also assume substantially all of the Acquired Fund's liabilities.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 891 33 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2010 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Proposal 2. To approve an Agreement and Plan of Reorganization between Retirement Choices at 2010 Portfolio (the "Acquired Fund") and Retirement Choices at 2015 Portfolio (the "Acquiring Fund"). Under this agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and the other shareholders of the Acquired Fund. The Acquiring Fund would also assume substantially all of the Acquired Fund's liabilities.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 03:36 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 891 33 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2010 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Proposal 2. To approve an Agreement and Plan of Reorganization between Retirement Choices at 2010 Portfolio (the "Acquired Fund") and Retirement Choices at 2015 Portfolio (the "Acquiring Fund"). Under this agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and the other shareholders of the Acquired Fund. The Acquiring Fund would also assume substantially all of the Acquired Fund's liabilities.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS


https://www.2voteproxy.com/jhfret/ballot.cfm
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PROXY VOTING SITE
John Hancock Funds II Class 1 Shares Prospectus
John Hancock Funds II Retirement Funds Proxy Statement
John Hancock Retirement Choices at 2015 Portfolio Prospectus
Retirement Choices at 2015 Portfolio
The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.
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For
Against
Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.
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03/03/2016 04:16 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 891 60 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2015 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 03:37 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 891 60 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2015 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 04:20 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 891 60 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2015 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS


https://www.2voteproxy.com/jhfret/ballot.cfm
Proxy Voting Site
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PROXY VOTING SITE
John Hancock Funds II Class 1 Shares Prospectus
John Hancock Funds II Retirement Funds Proxy Statement
John Hancock Retirement Choices at 2015 Portfolio Prospectus

Retirement Choices at 2020 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Quick Vote: Click this button to vote your shares as the Board recommends: Quick Vote

	For	Against	Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	○	○	○

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03/03/2016 04:24 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 892 00 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2020 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

Confirmation of Internet Proxy Vote - IBM Lotus Notes

Confirmation of Internet Proxy Vote

ProxyServices to: lcook2

03/03/2016 04:24 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 892 00 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2020 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 04:24 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 892 00 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2020 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS


https://www.2voteproxy.com/jhfret/ballot.cfm
Proxy Voting Site
File Edit View Favorites Tools Help
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PROXY VOTING SITE
John Hancock Funds II Class 1 Shares Prospectus
John Hancock Funds II Retirement Funds Proxy Statement
John Hancock Retirement Choices at 2015 Portfolio Prospectus
Retirement Choices at 2025 Portfolio
The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.
Quick Vote: Click this button to vote your shares as the Board recommends: Quick Vote
For Against Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.
Submit Vote
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03/03/2016 04:26 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 892 49 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2025 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 04:26 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 892 49 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2025 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 04:26 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 892 49 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2025 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS


https://www.2voteproxy.com/jhfret/ballot.cfm
Proxy Voting Site
File Edit View Favorites Tools Help
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PPM Logon
Home - Workplace Flexibi...
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PROXY VOTING SITE
John Hancock Funds II Class 1 Shares Prospectus
John Hancock Funds II Retirement Funds Proxy Statement
John Hancock Retirement Choices at 2015 Portfolio Prospectus
Retirement Choices at 2030 Portfolio
The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.
Quick Vote: Click this button to vote your shares as the Board recommends:
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For
Against
Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.
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03/03/2016 04:35 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 898 34 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2030 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.
For	

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 04:36 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 898 34 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2030 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 04:36 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 898 34 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2030 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS


https://www.2voteproxy.com/jhfret/ballot.cfm
Proxy Voting Site
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Select
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PROXY VOTING SITE
John Hancock Funds II Class 1 Shares Prospectus
John Hancock Funds II Retirement Funds Proxy Statement
John Hancock Retirement Choices at 2015 Portfolio Prospectus
Retirement Choices at 2035 Portfolio
The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.
Quick Vote: Click this button to vote your shares as the Board recommends:
Quick Vote
For
Against
Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.
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03/03/2016 04:38 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 892 88 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2035 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 04:38 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 892 88 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2035 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 04:38 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 892 88 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2035 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS



https://www.2voteproxy.com/jhfret/ballot.cfm — Proxy Voting Site

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John Hancock Funds II Class 1 Shares Prospectus

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John Hancock Retirement Choices at 2015 Portfolio Prospectus

Retirement Choices at 2040 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

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	For	Against	Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	○	○	○

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03/03/2016 04:38 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 893 32 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2040 Portfolio

Proposal 1.	To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 04:38 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 893 32 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2040 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 04:39 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 893 32 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2040 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS



PROXY VOTING SITE

John Hancock Funds II Class 1 Shares Prospectus

John Hancock Funds II Retirement Funds Proxy Statement

John Hancock Retirement Choices at 2015 Portfolio Prospectus

Retirement Choices at 2045 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Quick Vote: Click this button to vote your shares as the Board recommends: Quick Vote

	For	Against	Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	○	○	○

Submit Vote

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03/03/2016 04:39 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 898 61 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2045 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

Alarm: at 03/03/2016 05:00 PM

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03/03/2016 04:39 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 898 61 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2045 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 04:39 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 898 61 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2045 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS



https://www.2voteproxy.com/jhfret/ballot.cfm
Proxy Voting Site
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PROXY VOTING SITE
John Hancock Funds II Class 1 Shares Prospectus
John Hancock Funds II Retirement Funds Proxy Statement
John Hancock Retirement Choices at 2015 Portfolio Prospectus
Retirement Choices at 2050 Portfolio
The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.
Quick Vote: Click this button to vote your shares as the Board recommends:
Quick Vote
For
Against
Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.
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03/03/2016 04:40 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 893 71 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2050 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 04:40 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 893 71 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2050 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 04:40 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 893 71 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2050 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

https://www.2voteproxy.com/jhfret/ballot.cfm — Proxy Voting Site

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PPM Logon | Home - Workplace Flexibi... | John Hancock Investments | Suggested Sites | Web Slice Gallery | Your Benefits Resources -...

PROXY VOTING SITE

John Hancock Funds II Class 1 Shares Prospectus

John Hancock Funds II Retirement Funds Proxy Statement

John Hancock Retirement Choices at 2015 Portfolio Prospectus

Retirement Choices at 2055 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the applicable Fund referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Quick Vote: Click this button to vote your shares as the Board recommends: [Quick Vote]

	For	Against	Abstain
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	○	○	○

[Submit Vote]

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03/03/2016 04:41 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 896 86 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2055 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

For

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

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03/03/2016 04:41 PM

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Dear Shareholder,

Your vote for Control Number *** *** *** 896 86 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2055 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Against

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

Confirmation of Internet Proxy Vote - IBM Lotus Notes

Confirmation of Internet Proxy Vote

ProxyServices to: lcook2

03/03/2016 04:41 PM

Show Details

Dear Shareholder,

Your vote for Control Number *** *** *** 896 86 was voted as follows:
John Hancock Retirement Funds
Retirement Choices at 2055 Portfolio

Proposal 1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.

Abstain

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS

John Hancock
INVESTMENTS

PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

65 H1 - 65 of 180 - B - P100 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

540 401 061 891 45

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
RETIREMENT CHOICES AT 2010 PORTFOLIO

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________

Signature: ______________________

Title: ______________________

Date: ______________________

JHF - RET16 - 2 - V4

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSALS IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐
2. To approve an Agreement and Plan of Reorganization between Retirement Choices at 2010 Portfolio (the "Acquired Fund") and Retirement Choices at 2015 Portfolio (the "Acquiring Fund"). Under this agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and the other shareholders of the Acquired Fund. The Acquiring Fund would also assume substantially all of the Acquired Fund's liabilities.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

John Hancock
INVESTMENTS

PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

67 H1 - 67 of 180 - B - P200 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

540 421 051 891 60

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Choices at 2015 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________

Signature: ______________________

Title: ______________________

Date: ______________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

John Hancock
INVESTMENTS
PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

70 H1 - 70 of 180 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

540 441 051 891 97

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Choices at 2020 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________

Signature: ______________________

Title: ______________________

Date: ______________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

John Hancock
INVESTMENTS

PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

73 H1 - 73 of 180 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3642**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

540 461 051 892 25

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Choices at 2025 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________

Signature: ______________________

Title: ______________________

Date: ______________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

John Hancock
INVESTMENTS

PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

76 H1 - 76 of 180 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

540 481 051 892 52

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Choices at 2030 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________

Signature: ______________________

Title: ______________________

Date: ______________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

JHF - RET16 - 1 - V3

John Hancock
INVESTMENTS

PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

79 H1 - 79 of 180 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to www.2voteproxy.com/JHFRET. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

560 401 051 892 88

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Choices at 2035 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________________

Signature: ______________________________

Title: ______________________________

Date: ______________________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

John Hancock
INVESTMENTS

PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

82 H1 - 82 of 180 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to www.2voteproxy.com/JHFRET. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

560 421 051 893 18

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Choices at 2040 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Amott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Pro pectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ____________________

Signature: ____________________

Title: ____________________

Date: ____________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

John Hancock
INVESTMENTS
PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

85 H1 - 85 of 180 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

570 441 051 893 44

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Choices at 2045 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ____________________

Signature: ____________________

Title: ____________________

Date: ____________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

JHF - RET16 - 1 - V3

![John Hancock Investments]

JohnHancock
INVESTMENTS

PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

88 H1 - 88 of 180 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.
Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

510 461 051 893 71

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Choices at 2050 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Amott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________

Signature: ______________________

Title: ______________________

Date: ______________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

John Hancock
INVESTMENTS

PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

118 H1 - 118 of 180 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

550 411 041 896 74

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Choices at 2055 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________________

Signature: ______________________________

Title: ______________________________

Date: ______________________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

John Hancock
INVESTMENTS

PO BOX 55909
BOSTON, MA 02205-5909

SRJ-0-0-0-0

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

1H1 - 1 of 180 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

540 431 001 885 07

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Living through 2010 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________

Signature: ______________________

Title: ______________________

Date: ______________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

John Hancock
INVESTMENTS

PO BOX 55909
BOSTON, MA 02205-5909

2H1 - 2 of 180 - B - P300 - YJHR161 - PA

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

580 431 011 885 10

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Living through 2015 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________________

Signature: ______________________________

Title: ______________________________

Date: ______________________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

John Hancock
INVESTMENTS

PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

3H1 - 3 of 180 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

560 431 021 885 22

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Living through 2020 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________________

Signature: ______________________________

Title: ______________________________

Date: ______________________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

John Hancock
INVESTMENTS

PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

4H1 - 4 of 180 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to www.2voteproxy.com/JHFRET. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

540 431 031 885 34

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Living through 2025 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________

Signature: ______________________

Title: ______________________

Date: ______________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

John Hancock
INVESTMENTS
PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

5H1 - 5 of 180 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

540 431 041 885 46

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Living through 2030 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________

Signature: ______________________

Title: ______________________

Date: ______________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

John Hancock
INVESTMENTS

PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

6H1 - 6 of 180 - B - P300 - VJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

540 431 051 885 59

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Living through 2035 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Amott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________

Signature: ______________________

Title: ______________________

Date: ______________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

John Hancock
INVESTMENTS

PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

7 HI - 7 of 180 - 8 - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

540 431 061 885 61

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Living through 2040 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Amott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastem Time, and at any adjoumment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ____________________

Signature: ____________________

Title: ____________________

Date: ____________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

INVESTMENTS

PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

8H1 - 8 of 180 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

540 431 071 885 73

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Living through 2045 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ____________________

Signature: ____________________

Title: ____________________

Date: ____________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

John Hancock
INVESTMENTS
PO BOX 55909
BOSTON, MA 02205-5909

9H1 - 9 of 180 - B - P300 - YJHR161 - PA

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

540 431 081 885 85

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Living through 2050 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________

Signature: ______________________

Title: ______________________

Date: ______________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

John Hancock
INVESTMENTS

PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

109 H1 - 109 of 180 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to www.2voteproxy.com/JHFRET. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

540 491 001 895 82

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Living Through 2055 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ____________________

Signature: ____________________

Title: ____________________

Date: ____________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

JHF - RET16 - 1 - V3

John Hancock
INVESTMENTS
PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

91 H1 - 91 of 160 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

520 481 061 894 09

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Living Through II 2010 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________

Signature: ______________________

Title: ______________________

Date: ______________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

John Hancock
INVESTMENTS

PO BOX 55909
BOSTON, MA 02205-5909

93 H1 - 93 of 180 - 8 - P300 - YJHR161 - PA

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

Your Proxy Vote is Important!

Vote on the Internet

Log on to www.2voteproxy.com/JHFRET. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

520 491 061 894 24

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Living Through II 2015 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Amott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________________

Signature: ______________________________

Title: ______________________________

Date: ______________________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

John Hancock
INVESTMENTS

PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

95 H1 - 95 of 180 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

530 401 061 894 48

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Living Through II 2020 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________

Signature: ______________________

Title: ______________________

Date: ______________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

JHF - RET16 - 1 - V3

John Hancock
INVESTMENTS
PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

97 H1 - 97 of 180 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

530 411 061 894 63

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Living Through II 2025 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________

Signature: ______________________

Title: ______________________

Date: ______________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

John Hancock
INVESTMENTS

PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

99 H1 - 99 of 180 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

530 421 061 894 87

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Living Through II 2030 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________________

Signature: ______________________________

Title: ______________________________

Date: ______________________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

JohnHancock
INVESTMENTS
PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

101 H1 - 101 of 180 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to www.2voteproxy.com/JHFRET. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

530 431 061 895 04

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Living Through II 2035 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________

Signature: ______________________

Title: ______________________

Date: ______________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

John Hancock
INVESTMENTS
PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

103 H1 - 103 of 180 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.
Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

530 441 061 895 29

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Living Through II 2040 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ____________________

Signature: ____________________

Title: ____________________

Date: ____________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

JHF - RET16 - 1 - V3

John Hancock
INVESTMENTS
PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

105 H1 - 105 of 180 - B - P300 - YJHR181 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

530 451 061 895 43

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Living Through II 2045 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________

Signature: ______________________

Title: ______________________

Date: ______________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

JHF - RET16 - 1 - V3

John Hancock
INVESTMENTS
PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

107 H1 - 107 of 180 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.
Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

530 461 061 895 68

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Living Through II 2050 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________________

Signature: ______________________________

Title: ______________________________

Date: ______________________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

JohnHancock
INVESTMENTS

PO BOX 55909
BOSTON, MA 02205-5909

BOSTON FINANCIAL DATA SERVICES INC
ATTN: RICH EATON
30 DAN ROAD
CANTON, MA 02021

116H1 - 116 of 180 - B - P300 - YJHR161 - PA

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFRET**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

Vote by Mail

Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

550 401 051 896 50

PROXY **PROXY**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK FUNDS II
on behalf of its series,
Retirement Living Through II 2055 Portfolio

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of the series of John Hancock Funds II referenced above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of John Hancock Funds II (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, April 11, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 23, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ______________________

Signature: ______________________

Title: ______________________

Date: ______________________

JHF - RET16 - 1 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 11, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFRET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Amended and Restated Agreement and Declaration of Trust of John Hancock Funds II (the "Trust") that would permit your Retirement Fund to merge with and into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds (as defined in the accompanying proxy statement) would still require approval by the Board of Trustees of the Trust. The proposed amendment would allow the Trust to consolidate Retirement Funds as they reach the end of their respective retirement glide paths and under other circumstances without incurring the additional cost associated with obtaining shareholder approval.	☐	☐	☐

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

JHF - RET16 - 1 - V3

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES AT 2055 PT R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

JOHN HANCOCK RET CHOICES AT 2055 PT R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

29 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K318

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

FOR AGN ABS

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. ▢ ▢ ▢
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019980
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

41015K318

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S41661

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

29

29

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01:H

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES AT 2055 PT R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

JOHN HANCOCK RET CHOICES AT 2055 PT R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
30 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K326

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

			FOR	AGN	ABS
1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)	FOR 0019900	--->>> 1	O	O	O

X

3

41015K326

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41661

30

51 MERCEDES WAY
EDGEWOOD NY 11717

30

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR O

VIF01H

JOHN HANCOCK RET CHOICES AT 2055 PT R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

31 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K334

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES AT 2055 PT R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. ×- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
O O O

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

41015K334

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

31

31

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
O

VIF01H

JOHN HANCOCK RET CHOICES AT 2055 PT R1 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
32 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K342

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES AT 2055 PT R1
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

41015K342

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

32

32

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JOHN HANCOCK RET CHOICES 2050 PORT R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
76 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M290

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES 2050 PORT R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
▢	▢	▢

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47804M290

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

S41661

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

76

76

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. —>>> FOR ▢

VIF01H

JOHN HANCOCK RET CHOICES 2050 PORT CLR4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

77 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M316

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES 2050 PORT CLR4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47804M316

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S41661

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

77

77

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JOHN HANCOCK RET CHOICES 2050 PORT R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
78 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M324

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES 2050 PORT R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 ~I ~S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
O O O

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47804M324

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41661

78

51 MERCEDES WAY
EDGEWOOD NY 11717

78

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
O

VIFC1H

JOHN HANCOCK RET CHOICES 2050 PORT R1 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

79 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M332

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES 2050 PORT R1
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

X

3

000

47804M332

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S41661

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

79

79

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. —>>> FOR ☐

V1701H

JOHN HANCOCK RET CHOICES 2045 PORT R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

80 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M340

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES 2045 PORT R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -1 -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ▢ AGN ▢ ABS ▢
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

47804M340

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

S41661

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

80

80

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01H

JOHN HANCOCK RET CHOICES 2045 PORT R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

81 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M357

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES 2045 PORT R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
0 0 0

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47804M357

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

81

81

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
0

VF01H

JOHN HANCOCK RET CHOICES 2045 PORT R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
82 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M365

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES 2045 PORT R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -$

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
▢	▢	▢

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

47804M365

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge™

S41661

82

51 MERCEDES WAY
EDGEWOOD NY 11717

82

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01H

JOHN HANCOCK RET CHOICES 2045 PORT R1 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
83 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M373

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES 2045 PORT R1
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR ---->>> 1.
0019900

FOR AGN ABS
☐ ☐ ☐

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47804M373

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

83

83

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

--->>> FOR ☐

VIF01H

JOHN HANCOCK RET CHOICES 2040 CL R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
84 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M381

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES 2040 CL R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ABN ABS
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

000

47804M381

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41661

84

51 MERCEDES WAY
EDGEWOOD NY 11717

84

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR

VIF01H

JOHN HANCOCK RET CHOICES 2040 PORT R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

85 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M399

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES 2040 PORT R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -$

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
☐ ☐ ☐

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47804M399

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

S41661

85

51 MERCEDES WAY
EDGEWOOD NY 11717

85

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
☐

VIF01H

JOHN HANCOCK RET CHOICES 2040 PORT R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
86 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M415

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES 2040 PORT R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

47804M415

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S41661

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

86

86

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF011

JOHN HANCOCK RET CHOICES 2040 PORT R1 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
87 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M423

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES 2040 PORT R1
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

			FOR	AGN	ABS
1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL) ----->>>	FOR 0019900	--->>> 1.	☐	☐	☐

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47804M423

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

S41661

87

87

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01II

JOHN HANCOCK RET CHOICES 2035 PT R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

88 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M431

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES 2035 PT R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
O	O	O

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47804M431

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

88

88

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. —>>>

FOR
O

VIF01H

JOHN HANCOCK RET CHOICES AT 2035 PT R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
89 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M449

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES AT 2035 PT R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ▢ AGN ▢ ABS ▢
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47804M449

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

000 S41661 89 89

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

V:F01H

JOHN HANCOCK RET CHOICES AT 2035 PT R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

90 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M456

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES AT 2035 PT R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR 0019900 --->>> 1.

FOR AGN ABS
☐ ☐ ☐

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47804M456

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

S41661

90

90

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

--->>> FOR ☐

v F01H

JOHN HANCOCK RET CHOICES AT 2035 PT R1 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

91 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M464

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES AT 2035 PT R1
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -1 -5

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ▢ AGN ▢ ABS ▢
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47804M464

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

S41661

91

91

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01H

JOHN HANCOCK RET CHOICES AT 2030 PT R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

92 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M472

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES AT 2030 PT R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
O	O	O

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

000

47804M472

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S41661

Broadridge™

92

51 MERCEDES WAY
EDGEWOOD NY 11717

92

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR O

VIF01H

JOHN HANCOCK RET CHOICES AT 2030 PT R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
93 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M480

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES AT 2030 PT R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ▢ AGN ▢ ABS ▢
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47804M480

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

S41661

93

93

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01H

JOHN HANCOCK RET CHOICES AT 2030 PT R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

94 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M498

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL) ----->>> FOR 0019900 --->>> 1.

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. —>>>

VIF01H

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES AT 2030 PT R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

FOR	AGN	ABS
☐	☐	☐

X

3

000

47804M498

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S41661

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

94

94

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

FOR
☐

JOHN HANCOCK RET CHOICES AT 2030 PT R1 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

95 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M514

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES AT 2030 PT R1
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
O	O	O

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47804M514

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S41661

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

95

95

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

--->>> FOR O

V1F01H

JOHN HANCOCK RET CHOICES AT 2025 PT R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
96 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M522

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES AT 2025 PT R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR AGN ABS
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47804M522

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge

S41661

96

51 MERCEDES WAY
EDGEWOOD NY 11717

96

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR

VIF01H

JOHN HANCOCK RET CHOICES AT 2025 PT R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
97 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M530

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES AT 2025 PT R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
☐	☐	☐

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47804M530

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S41661

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

97

97

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01E

JOHN HANCOCK RET CHOICES AT 2025 PT R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

98 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M548

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES AT 2025 PT R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL) ----->>> FOR 0019900 --->>> 1.

FOR	AGN	ABS
☐	☐	☐

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47804M548

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S41661

Broadridge™

98

51 MERCEDES WAY
EDGEWOOD NY 11717

98

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIFC1H

JOHN HANCOCK RET CHOICES AT 2025 PT R1 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

99 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M555

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES AT 2025 PT R1
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ▢ AGN ▢ ABS ▢
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

000

47804M555

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

99

99

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

V.F01H

JOHN HANCOCK RET CHOICES AT 2020 PT R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
100 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M563

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES AT 2020 PT R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL) ----->>> FOR 0019900 --->>> 1.

FOR AGN ABS
▢ ▢ ▢

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47804M563

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

S41661

100

100

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01H

JOHN HANCOCK RET CHOICES AT 2020 PT R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

101 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M571

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES AT 2020 PT R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
O	O	O

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47804M571

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

S41661

101

101

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR O

VIF01H

JOHN HANCOCK RET CHOICES AT 2020 R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

102 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M589

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES AT 2020 R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR ☐ AGN ☐ ABS ☐

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

47804M589

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

S41661

102

102

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JOHN HANCOCK RET CHOICES AT 2020 R1 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
103 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M597

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES AT 2020 R1
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR AGN ABS ▢ ▢ ▢
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47804M597

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

S41661

103

103

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01H

JOHN HANCOCK RET CHOICES AT 2015 R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

5 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M613

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES AT 2015 R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ---->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
O O O

X

3

47804M613

000

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41660

51 MERCEDES WAY
EDGEWOOD NY 11717

5

5

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
O

VIF01H

JOHN HANCOCK RET CHOICES 2015 PORT R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
6 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M621

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES 2015 PORT R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
O	O	O

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47804M621

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41660

51 MERCEDES WAY
EDGEWOOD NY 11717

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR O

VIF01H

JOHN HANCOCK FDS RETIREMENT CHOICES-R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

7 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M639

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK FDS RETIREMENT CHOICES-R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
▢	▢	▢

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

47804M639

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge™

S41660

7

51 MERCEDES WAY
EDGEWOOD NY 11717

7

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01H

JOHN HANCOCK FDS RETIREMENT CHOICES-R1 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

8 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M647

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK FDS RETIREMENT CHOICES-R1
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR 0 AGN 0 ABS 0
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

X

000

3

47804M647

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41660

51 MERCEDES WAY
EDGEWOOD NY 11717

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR 0

VIF01H

JH RET LIVING THROUGH 2055 PORT CL R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
36 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K417

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2055 PORT CL R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
▢	▢	▢

X

3

41015K417

000

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge™

S41661

36

51 MERCEDES WAY
EDGEWOOD NY 11717

36

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01H

JH RET LIVING THROUGH 2055 PORT CL R5 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

37 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K425

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2055 PORT CL R5
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
▢	▢	▢

X

3

41015K425

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge

S41661

37

51 MERCEDES WAY
EDGEWOOD NY 11717

37

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01H

JH RET LIVING THROUGH 2055 PORT CL R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

38 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K433

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2055 PORT CL R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -$

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ▢ AGN ▢ ABS ▢
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

41015K433

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

S41661

38

38

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01H

JH RET LIVING THROUGH 2055 PORT CL R3 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
39 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K441

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2055 PORT CL R3
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

Z -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

41015K441

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

39

39

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JH RET LIVING THROUGH 2055 PORT CL R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
40 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K458

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2055 PORT CL R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

Z -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

000

41015K458

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

S41661

40

51 MERCEDES WAY
EDGEWOOD NY 11717

40

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JH RET LIVING THROUGH 2055 PORT CL R1 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
41 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K466

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2055 PORT CL R1
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR AGN ABS
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

41015K466

000

S41661

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

41

41

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR

VIF01-I

JHF II RETIREMENT LIVING THROUGH 2055 I SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
141 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47805A428

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JHF II RETIREMENT LIVING THROUGH 2055 I
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47805A428

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge

S41661

141

51 MERCEDES WAY
EDGEWOOD NY 11717

141

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

RETIREMENT LIVING THROUGH 2055 PORT A SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

42 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K474

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR RETIREMENT LIVING THROUGH 2055 PORT A
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS

0 0 0

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

41015K474

ODD

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41661

42

51 MERCEDES WAY
EDGEWOOD NY 11717

42

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR

0

VIF01H

JH RET LIVING THROUGH 2050 PORT CL R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

43 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K581

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2050 PORT CL R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -T -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
0 0 0

X

3

41015K581

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

S41661

43

43

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
0

VIF01H

JH RET LVNG THR 2050 PORT CL R5 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
104 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M738

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LVNG THR 2050 PORT CL R5
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

Z -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

			FOR	AGN	ABS
1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL) ------>>>	FOR 0019900	--->>> 1.	☐	☐	☐

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47804M738

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

104

104

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JH RET LVNG THR 2050 PORT CLASS R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
105 1-0801

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M746

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LVNG THR 2050 PORT CLASS R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR AGN ABS
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

X

3

47804M746

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S41661

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

105

105

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR

VIF01-I

JH RET LVNG THR 2050 PORT CLASS R3 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
106 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M753

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LVNG THR 2050 PORT CLASS R3
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -1 -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
☐ ☐ ☐

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47804M753

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

S41661

106

51 MERCEDES WAY
EDGEWOOD NY 11717

106

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
☐

VIF01H

JH RET LIVING THROUGH 2050 PORT CL R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

107 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M761

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2050 PORT CL R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47804M761

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge

S41661

107

51 MERCEDES WAY
EDGEWOOD NY 11717

107

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JH RET LVNG THROUGH 2050 PORT CL R1 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

108 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M779

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LVNG THROUGH 2050 PORT CL R1
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR AGN ABS
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47804M779

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

108

108

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR

VIF01E

JHF II RETIREMENT LIVING THROUGH 2050 I SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
142 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47805A436

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JHF II RETIREMENT LIVING THROUGH 2050 I
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

Z -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

			FOR	AGN	ABS
1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL) ----->>>	FOR 0019900	--->>> 1.	O	O	O

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47805A436

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

S41661

142

142

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR O

VIF01H

JH RET LIVING THROUGH 2045 PORT CL R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

44 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K599

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2045 PORT CL R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
☐ ☐ ☐

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

41015K599

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

44

44

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
☐

VIF01H

JH RET LIVING THROUGH 2045 PORT CL R5 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

52 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M333

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2045 PORT CL R5
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
O	O	O

X

3

47803M333

000

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S41661

Broadridge™

52

51 MERCEDES WAY
EDGEWOOD NY 11717

52

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR O

VIF01H

JH RET LIVING THROUGH 2045 PORT CL R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

53 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M341

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2045 PORT CL R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -1 -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

000

47803M341

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

S41661

53

81 MERCEDES WAY
EDGEWOOD NY 11717

53

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JH RET LIVING THROUGH 2045 PORT CL R3 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

54 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M358

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2045 PORT CL R3
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS

O O O

X

3

47803M358

000

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41661

54

51 MERCEDES WAY
EDGEWOOD NY 11717

54

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR

O

V'F01H

JH RET LIVING THROUGH 2045 PORT CL R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
55 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M366

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2045 PORT CL R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

X

000

3

47803M366

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S41661

Broadridge

55

51 MERCEDES WAY
EDGEWOOD NY 11717

55

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. —>>> FOR ☐

VIFC1B

JH RET LIVING THROUGH 2045 PORT CL R1 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

56 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M374

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2045 PORT CL R1
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47803M374

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

S41661

56

51 MERCEDES WAY
EDGEWOOD NY 11717

56

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01E

JHF II RETIREMENT LIVING THROUGH 2045 I SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
143 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47805A444

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JHF II RETIREMENT LIVING THROUGH 2045 I
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
O	O	O

X

3

000

47805A444

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

S41661

143

143

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR O

VIF01H

JH RET LIVING THROUGH 2045 PORT CL A SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
57 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M424

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2045 PORT CL A
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
O	O	O

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47803M424

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

57

57

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
O

VIF01H

JH RET LIVING THROUGH 2040 PORT CL R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
45 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K615

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2040 PORT CL R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
0	0	0

X

3

41015K615

000

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

45

45

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
0

V:F01H

JH RET LIVING THROUGH 2040 PORT CL R5 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

58 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M457

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2040 PORT CL R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
▢	▢	▢

X

3

47803M457

000

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

58

58

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01H

JH RET LIVING THROUGH 2040 PORT CL R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

59 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M465

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2040 PORT CL R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
O	O	O

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47803M465

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

541661

51 MERCEDES WAY
EDGEWOOD NY 11717

59

59

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR O

VIF01H

JH RET LIVING THROUGH 2040 PORT CL R3 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

60 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M473

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2040 PORT CL R3
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR AGN ABS
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

000

47803M473

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S41661

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

60

60

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR

VIF01H

JH RET LIVING THROUGH 2040 PORT CL R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

61 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M481

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2040 PORT CL R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

Z -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
☐ ☐ ☐

X

3

47803M481

000

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge

S41661

61

61 MERCEDES WAY
EDGEWOOD NY 11717

61

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. —>>>

FOR
☐

VIF01H

JH RET LIVING THROUGH 2040 PORT CL R1 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
62 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M499

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2040 PORT CL R1
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
O	O	O

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47803M499

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

S41661

62

62

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR O

VIF01H

JHF II RETIREMENT LIVING THROUGH 2040 I SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
144 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47805A451

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JHF II RETIREMENT LIVING THROUGH 2040 I
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

Z -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

47805A451

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

144

144

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JH RET LIVING THROUGH 2040 PORT CL A SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

63 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M549

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2040 PORT CL A
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
☐ ☐ ☐

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47803M549

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

63

3

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
☐

VIF01H

JH RET LIVING THROUGH 2035 PORT CL R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
46 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K623

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2035 PORT CL R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
☐	☐	☐

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

41015K623

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S41661

Broadridge™

46

51 MERCEDES WAY
EDGEWOOD NY 11717

46

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JH RET LIVING THROUGH 2035 PORT CL R5 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
64 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M572

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2035 PORT CL R5
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
▢ ▢ ▢

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

47803M572

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge™

S41661

64

61 MERCEDES WAY
EDGEWOOD NY 11717

64

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. —>>>

FOR
▢

VIF01H

JH RET LIVING THROUGH 2035 PORT CL R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
65 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M580

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2035 PORT CL R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
☐ ☐ ☐

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47803M580

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

S41661

65

51 MERCEDES WAY
EDGEWOOD NY 11717

65

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
☐

VIF01H

JH RET LIVING THROUGH 2035 PORT CL R3 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

66 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M598

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2035 PORT CL R3
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

Z -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> FOR ▢ AGN ▢ ABS ▢
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47803M598

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

66

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01H

JH RET LIVING THROUGH 2035 PORT CL R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

67 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M614

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2035 PORT CL R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47803M614

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

S41661

67

51 MERCEDES WAY
EDGEWOOD NY 11717

67

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JH RET LIVING THROUGH 2035 PORT CL R1 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
68 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M622

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2035 PORT CL R1
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
☐ ☐ ☐

X

3

47803M622

000

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

S41661

68

51 MERCEDES WAY
EDGEWOOD NY 11717

68

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
☐

VIF01H

JHF II RETIREMENT LIVING THROUGH 2035 I SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
145 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47805A469

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JHF II RETIREMENT LIVING THROUGH 2035 I
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
0	0	0

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47805A469

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

S41661

145

145

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR 0

VIF01H

JH RET LIVING THROUGH 2035 PORT CL A SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
69 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M663

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2035 PORT CL A
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

Z -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>>
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
☐	☐	☐

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47803M663

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S41661

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

69

69

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JH RET LIVING THROUGH 2030 PORT CL R5 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

70 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M697

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2030 PORT CL R5
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
☐	☐	☐

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47803M697

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

S41661

70

51 MERCEDES WAY
EDGEWOOD NY 11717

70

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01II

JH RET LIVING THROUGH 2030 PORT CL R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

71 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M713

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2030 PORT CL R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR AGN ABS
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

X

3

47803M713

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S41661

Broadridge™

71

51 MERCEDES WAY
EDGEWOOD NY 11717

71

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR

VIF01H

JH RET LIVING THROUGH 2030 PORT CL R3 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

72 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M721

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2030 PORT CL R3
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR AGN ABS
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47803M721

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

541661

72

51 MERCEDES WAY
EDGEWOOD NY 11717

72

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR

VIF01H

JH RET LIVING THROUGH 2030 PORT CL R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

73 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M739

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2030 PORT CL R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
▢	▢	▢

X

3

47803M739

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge™

S41661

73

51 MERCEDES WAY
EDGEWOOD NY 11717

73

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01H

JH RET LIVING THROUGH 2030 PORT CL R1 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

74 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M747

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2030 PORT CL R1
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -1 -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
O	O	O

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47803M747

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

74

74

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
O

VIF01H

JHF II RETIREMENT LIVING THROUGH 2030 I SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
146 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47805A477

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JHF II RETIREMENT LIVING THROUGH 2030 I
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ------>>> FOR --->>> 1. FOR AGN ABS
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019980
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

X

3

47805A477

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge

S41661

146

51 MERCEDES WAY
EDGEWOOD NY 11717

146

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR

VIF01H

JH RET LIVING THROUGH 2030 PORT CL A SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

75 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47803M788

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2030 PORT CL A
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47803M788

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

S41661

75

75

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JH RET LIVING THROUGH 2030 PORT CL R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

47 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K631

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2030 PORT CL R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
O	O	O

X

3

000

41015K631

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S41661

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

47

47

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR O

VIF01B

JH RET LVNG THROUGH 2025 PORT CL R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
48 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K649

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL) ----->>> FOR 0019900 --->>> 1.

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

VIF01F

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LVNG THROUGH 2025 PORT CL R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

FOR AGN ABS
▢ ▢ ▢

X

3

000

41015K649

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge™

S41661

48

51 MERCEDES WAY
EDGEWOOD NY 11717

48

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

FOR
▢

JH RET LIVING THROUGH 2025 PORT CL R5 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
9 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015E171

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2025 PORT CL R5
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019980
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR ACN ABS
☐ ☐ ☐

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

41015E171

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S41661

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

V.F01H

JH RET LIVING THROUGH 2025 PORT CL R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
10 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015E189

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2025 PORT CL R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

000

3

41015E189

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

S41661

10

10

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JH RET LIVING THROUGH 2025 PORT CL R3 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
11 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015E197

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2025 PORT CL R3
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> +
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
☐ ☐ ☐

X

000

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

41015E197

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S41661

Broadridge

11

51 MERCEDES WAY
EDGEWOOD NY 11717

11

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. —>>>

FOR
☐

VIF01H

JH RET LVNG THROUGH 2025 PORT CL R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
111 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M837

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

VIF01H

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LVNG THROUGH 2025 PORT CL R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I ~S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

FOR	AGN	ABS
O	O	O

X

3

000

47804M837

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge

S41661

111

51 MERCEDES WAY
EDGEWOOD NY 11717

111

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

FOR
O

JH RET LIVING THROUGH 2025 PORT CL R1 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
12 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015E221

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2025 PORT CL R1
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

FOR	AGN	ABS
☐	☐	☐

X

3

000

41015E221

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

S41661

12

12

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
☐

VIF01H

JH RET LIVING THROUGH 2025 PORT CL A SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
13 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015E262

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2025 PORT CL A
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019980
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

X

3

000

41015E262

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S41661

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

13

13

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JHF II RETIREMENT LIVING THROUGH 2025 I SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
147 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47805A485

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JHF II RETIREMENT LIVING THROUGH 2025 I
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
▢	▢	▢

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47805A485

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

S41661

147

147

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01:I

JH RET LVNG THROUGH 2020 PORT CL R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

49 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K656

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LVNG THROUGH 2020 PORT CL R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ▢ AGN ▢ ABS ▢
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

000

3

41015K656

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge™

S41661

49

51 MERCEDES WAY
EDGEWOOD NY 11717

49

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01H

JH RET LIVING THROUGH 2020 PORT CL R5 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
14 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015E296

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

VIF01H

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2020 PORT CL R5
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

FOR AGN ABS

0 0 0

X

3

41015E296

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge

S41661

14

51 MERCEDES WAY
EDGEWOOD NY 11717

14

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

FOR

0

JH RET LIVING THROUGH 2020 PORT CL R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
15 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015E312

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2020 PORT CL R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
▢ ▢ ▢

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

41015E312

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

S41661

Broadridge™

15

51 MERCEDES WAY
EDGEWOOD NY 11717

15

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01H

JH RET LIVING THROUGH 2020 PORT CL R3 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
16 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015E320

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2020 PORT CL R3
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
O	O	O

X

000

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

41015E320

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S41661

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

16

16

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR O

VIF01H

JH RET LVNG THROUGH 2020 PORT CL R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

112 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M845

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LVNG THROUGH 2020 PORT CL R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
▢	▢	▢

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

X

3

000

47804M845

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge

S41661

112

51 MERCEDES WAY
EDGEWOOD NY 11717

112

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01H

JH RET LIVING THROUGH 2020 PORT CL R1 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

17 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015E346

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2020 PORT CL R1
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL) ----->>> FOR --->>> 1. 0019900

FOR	AGN	ABS
▢	▢	▢

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

41015E346

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

S41661

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

17

17

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2020 PORT CL A
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

JH RET LIVING THROUGH 2020 PORT CL A SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

18 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015E387

2 -1 -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

	FOR	AGN	ABS
1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL) ----->>> FOR 0019900 --->>> 1.	☐	☐	☐

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

41015E387

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

S41661

18

51 MERCEDES WAY
EDGEWOOD NY 11717

18

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01B

JHF II RETIREMENT LIVING THROUGH 2020 I SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
148 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47805A493

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JHF II RETIREMENT LIVING THROUGH 2020 I
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR AGN ABS
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47805A493

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S41661

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

148

148

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR

VIF01P

JOHN HANCOCK RET LVNG THROUGH 2020 PT A SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

109 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M787

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET LVNG THROUGH 2020 PT A
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> + FOR AGN ABS
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

X

3

000

47804M787

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

109

109

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR

VIF01H

JH RET LVNG THROUGH 2015 PORT CL R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
50 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K664

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LVNG THROUGH 2015 PORT CL R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR 0 AGN 0 ABS 0
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

41015K664

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S41661

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

50

50

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR 0

VIF01H

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2015 PORT CL R5
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

JH RET LIVING THROUGH 2015 PORT CL R5 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

19 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015E429

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR AGN ABS
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

X

3

41015E429

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S41661

Broadridge

19

51 MERCEDES WAY
EDGEWOOD NY 11717

19

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR

VIF01H

JH RET LIVING THROUGH 2015 PORT CL R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

20 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015E437

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2015 PORT CL R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL) ----->>> FOR 0019900 --->>> 1. FOR ☐ AGN ☐ ABS ☐

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

41015E437

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S41661

Broadridge™

20

51 MERCEDES WAY
EDGEWOOD NY 11717

20

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIFC1H

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2015 PORT CL R3
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

JH RET LIVING THROUGH 2015 PORT CL R3 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

21 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015E445

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

FOR AGN ABS

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. ☐ ☐ ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

X

3

41015E445

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S41661

Broadridge™

21

51 MERCEDES WAY
EDGEWOOD NY 11717

21

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01-H

JH RET LVNG THROUGH 2015 PORT CL R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
110 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M795

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LVNG THROUGH 2015 PORT CL R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

Z -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
▢	▢	▢

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47804M795

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

110

110

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
▢

VIF01H

JH RET LIVING THROUGH 2015 PORT CL R1 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

22 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015E460

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2015 PORT CL R1
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
O O O

X

3

41015E460

000

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41661

22

51 MERCEDES WAY
EDGEWOOD NY 11717

22

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
O

ViF01H

JH RET LIVING THROUGH 2015 PORT CL A SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

23 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015E510

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2015 PORT CL A
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR AGN ABS
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

000

41015E510

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41661

23

51 MERCEDES WAY
EDGEWOOD NY 11717

23

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR

VIF01F

JHF II RETIREMENT LIVING THROUGH 2015 I SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
149 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47805A519

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JHF II RETIREMENT LIVING THROUGH 2015 I
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR O AGN O ABS O
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47805A519

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

S41661

149

149

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR O

VIFC1H

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LVNG THROUGH 2010 PORT CL R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

JH RET LVNG THROUGH 2010 PORT CL R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

51 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K672

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ▢ AGN ▢ ABS ▢
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

41015K672

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

S41661

Broadridge™

51

51 MERCEDES WAY
EDGEWOOD NY 11717

51

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01H

JH RET LIVING THROUGH 2010 PORT CL R5 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
24 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015E544

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2010 PORT CL R5
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
▢	▢	▢

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

41015E544

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

24

24

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. —>>> FOR ▢

VIF01H

JH RET LIVING THROUGH 2010 PORT CL R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

25 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015E551

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2010 PORT CL R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR AGN ABS O O O
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019980
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

000

3

41015E551

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge

S41661

25

51 MERCEDES WAY
EDGEWOOD NY 11717

25

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR O

VIF01H

JH RET LIVING THROUGH 2010 PORT CL R3 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

26 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015E569

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2010 PORT CL R3
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -1 -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
☐	☐	☐

X

3

41015E569

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

S41661

26

51 MERCEDES WAY
EDGEWOOD NY 11717

26

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JH RET LVNG THROUGH 2010 PORT CL R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
113 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M852

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LVNG THROUGH 2010 PORT CL R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
O	O	O

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47804M852

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

S41661

113

113

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR O

VIF01H

JH RET LIVING THROUGH 2010 PORT CL R1 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
27 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015E585

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2010 PORT CL R1
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
O	O	O

X

3

41015E585

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

541661

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

27

27

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
O

V1F01H

JH RET LIVING THROUGH 2010 PORT CL A SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

28 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015E635

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH 2010 PORT CL A
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR AGN ABS
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

41015E635

000

S41661

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

28

28

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR

VIF01H

JHF II RETIREMENT LIVING THROUGH 2010 I SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
150 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47805A527

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JHF II RETIREMENT LIVING THROUGH 2010 I
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ACN ABS ☐ ☐ ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47805A527

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S41661

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

150

150

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIFC1H

JH RET LIVING THROUGH II 2055 PORT R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
33 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K367

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH II 2055 PORT R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
☐	☐	☐

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

41015K367

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

33

33

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JH RET LIVING THROUGH II 2055 PORT R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

34 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K375

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH II 2055 PORT R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
O	O	O

X

3

41015K375

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S41661

Broadridge

34

51 MERCEDES WAY
EDGEWOOD NY 11717

34

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
O

VIF01H

JH RET LIVING THROUGH II 2055 PORT R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

35 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

41015K383

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RET LIVING THROUGH II 2055 PORT R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
O O O

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

41015K383

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S41661

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

35

35

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. —>>>

FOR
O

VIF01H

JH RETIRE LIVING THROUGH II 2050-R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
114 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U516

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2050-R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 8019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
☐ ☐ ☐

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

47804U516

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

114

114

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JH RETIRE LIVING THROUGH II 2050-R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
115 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U524

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2050-R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ▢ AGN ▢ ABS ▢
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

000

47804U524

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

115

115

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01H

JH RETIRE LIVING THROUGH II 2050-R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
116 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U532

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2050-R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM **A**

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

FOR AGN ABS

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. ☐ ☐ ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47804U532

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S41661

Broadridge

116

51 MERCEDES WAY
EDGEWOOD NY 11717

116

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. —>>> FOR ☐

VIF01H

JH RETIRE LIVING THROUGH II 2045-R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

117 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U557

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2045-R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -$

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR O AGN O ABS O
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

000

47804U557

PLACE 'X' HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41661

117

51 MERCEDES WAY
EDGEWOOD NY 11717

117

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR O

VIF01F

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2045-R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

JH RETIRE LIVING THROUGH II 2045-R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
118 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U565

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

				FOR	AGN	ABS
1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL) ----->>>	FOR 0019900	--->>>	1.	0	0	0

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47804U565

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

118

118

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR 0

VIF01H

JH RETIRE LIVING THROUGH II 2045-R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
119 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U573

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2045-R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019980
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
O	O	O

X

3

47804U573

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

000

S41661

119

119

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR O

VIF01H

JH RETIRE LIVING THROUGH II 2040-R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
120 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U599

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2040-R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
O O O

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

47804U599

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

120

120

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
O

VIF01H

JH RETIRE LIVING THROUGH II 2040-R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

121 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U615

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2040-R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
☐ ☐ ☐

X

3

47804U615

000

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

121

121

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
☐

VIF01H

JH RETIRE LIVING THROUGH II 2040-R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
122 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U623

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2040-R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR AGN ABS
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

X

3

47804U623

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S41661

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

122

122

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR

VIF01H

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2035-R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

JH RETIRE LIVING THROUGH II 2035-R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

123 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U649

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR AGN ABS
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

X

3

47804U649

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S41661

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

123

123

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. —>>> FOR

VIF01H

JH RETIRE LIVING THROUGH II 2035-R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
124 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U656

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2035-R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
O	O	O

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47804U656

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

124

124

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR O

VIF01H

JH RETIRE LIVING THROUGH II 2035-R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

125 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U664

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2035-R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR 0019900 --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST")
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
O O O

X

3

47804U664

000

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S41661

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

125

125

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. —>>>

FOR
O

VIF014

JH RETIRE LIVING THROUGH II 2030-R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

126 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U680

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2030-R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
O O O

X

3

47804U680

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

000

S41661

126

126

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
O

VIF01F

JH RETIRE LIVING THROUGH II 2030-R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

127 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U698

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2030-R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> FOR AGN ABS
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900 0 0 0
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47804U698

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

541661

127

127

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR 0

VIF01B

JH RETIRE LIVING THROUGH II 2030-R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
128 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U714

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2030-R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -1 -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
O	O	O

X

3

47804U714

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

128

128

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
O

VIF01-I

JH RETIRE LIVING THROUGH II 2025-R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

129 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U730

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2025-R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR AGN ABS
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

000

47804U730

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S41661

Broadridge™

129

51 MERCEDES WAY
EDGEWOOD NY 11717

129

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR

VIF01H

JH RETIRE LIVING THROUGH II 2025-R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
130 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

478040748

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2025-R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR AGN ABS
☐ ☐ ☐

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

478040748

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

130

130

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
☐

VIF01F

JHF II RETIRE LIVING THROUGH II 2025-R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
131 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U755

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JHF II RETIRE LIVING THROUGH II 2025-R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR AGN ABS
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

000

47804U755

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

S41661

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

131

131

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR

VIF01H

JH RETIRE LIVING THROUGH II 2020-R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
132 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U771

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2020-R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

000

3

47804U771

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S41661

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

132

132

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JH RETIRE LIVING THROUGH II 2020-R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
133 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U789

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2020-R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019980
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47804U789

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

S41661

133

133

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

V1F0-H

JH RETIRE LIVING THROUGH II 2020-R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
134 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U797

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2020-R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -1 -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
O	O	O

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47804U797

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge

S41661

134

51 MERCEDES WAY
EDGEWOOD NY 11717

134

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR O

VIF01H

JH RETIRE LIVING THROUGH II 2015-R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
135 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U821

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2015-R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR 0019980 --->>> 1.

FOR AGN ABS
☐ ☐ ☐

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47804U821

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

135

135

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

--->>> FOR ☐

VIF01H

JH RETIRE LIVING THROUGH II 2015-R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

136 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U839

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2015-R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL) ----->>> FOR 0019900 --->>> 1.

FOR AGN ABS
☐ ☐ ☐

X

3

47804U839

000

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

S41661

136

51 MERCEDES WAY
EDGEWOOD NY 11717

136

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JH RETIRE LIVING THROUGH II 2015-R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

137 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U847

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2015-R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1.
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR	AGN	ABS
▢	▢	▢

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47804U847

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

S41661

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

137

137

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

FOR
▢

VIF01H

JH RETIRE LIVING THROUGH II 2010-R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
138 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U862

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2010-R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR 0019900 --->>> 1.

FOR	AGN	ABS
O	O	O

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47804U862

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

S41661

51 MERCEDES WAY
EDGEWOOD NY 11717

138

138

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

--->>> FOR O

VIF01H

JH RETIRE LIVING THROUGH II 2010-R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
139 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U870

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2010-R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -$

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ▢ AGN ▢ ABS ▢
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

X

3

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

47804U870

000

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ▢

S41661

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

139

139

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ▢

VIF01H

JH RETIRE LIVING THROUGH II 2010-R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
140 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804U888

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JH RETIRE LIVING THROUGH II 2010-R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

000

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> FOR ☐ AGN ☐ ABS ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

X

3

47804U888

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S41661

Broadridge

140

51 MERCEDES WAY
EDGEWOOD NY 11717

140

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01h

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES 2010 PORT R6
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

JOHN HANCOCK RET CHOICES 2010 PORT R6 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

1 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M654

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL,
TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

X

3

47804M654

000

2. *- TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN -------->>> FOR --->>> 2. FOR ☐ AGN ☐ ABS ☐
RETIREMENT CHOICES AT 2010 PORTFOLIO (THE "ACQUIRED FUND") AND 0019900
RETIREMENT CHOICES AT 2015 PORTFOLIO (THE "ACQUIRING FUND").
UNDER THIS AGREEMENT, THE ACQUIRED FUND WOULD TRANSFER ALL OF
ITS ASSETS TO THE ACQUIRING FUND IN EXCHANGE FOR CORRESPONDING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

S41659

1

1

**

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JOHN HANCOCK RET CHOICES 2010 PORT R4 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

2 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M662

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES 2010 PORT R4
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL,
TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

2. *- TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN -------->>> FOR --->>> 2. FOR ☐ AGN ☐ ABS ☐
RETIREMENT CHOICES AT 2010 PORTFOLIO (THE "ACQUIRED FUND") AND 0019900
RETIREMENT CHOICES AT 2015 PORTFOLIO (THE "ACQUIRING FUND").
UNDER THIS AGREEMENT, THE ACQUIRED FUND WOULD TRANSFER ALL OF
ITS ASSETS TO THE ACQUIRING FUND IN EXCHANGE FOR CORRESPONDING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

X

3

000

47804M662

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

S41659

Broadridge™

2

51 MERCEDES WAY
EDGEWOOD NY 11717

2

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

VIF01H

JOHN HANCOCK RET CHOICES 2010 PORT R2 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

3 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M670

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES 2010 PORT R2
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR --->>> 1.
0019900

FOR AGN ABS
☐ ☐ ☐

X

3

2. *- TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN -------->>> RETIREMENT CHOICES AT 2010 PORTFOLIO (THE "ACQUIRED FUND") AND RETIREMENT CHOICES AT 2015 PORTFOLIO (THE "ACQUIRING FUND"). UNDER THIS AGREEMENT, THE ACQUIRED FUND WOULD TRANSFER ALL OF ITS ASSETS TO THE ACQUIRING FUND IN EXCHANGE FOR CORRESPONDING ... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

FOR --->>> 2.
0019900

FOR AGN ABS
☐ ☐ ☐

47804M670

000

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge™

S41659

51 MERCEDES WAY
EDGEWOOD NY 11717

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

--->>>

FOR
☐

VIF01H

JOHN HANCOCK RET CHOICES 2010 PORT R1 SPECIAL MEETING TO BE HELD ON 04/11/16 AT 02:00 P.M. EDT
FOR HOLDERS AS OF 01/22/16 * ISSUER CONFIRMATION COPY - INFO ONLY *
4 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

47804M688

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/11/16 FOR JOHN HANCOCK RET CHOICES 2010 PORT R1
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A **

2 -I -S

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT ----->>> FOR --->>> 1. FOR AGN ABS
AND DECLARATION OF TRUST OF JOHN HANCOCK FUNDS II (THE "TRUST") 0019900
THAT WOULD PERMIT YOUR RETIREMENT FUND TO MERGE WITH AND
INTO OTHER SERIES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL,
TO THE EXTENT PERMITTED BY APPLICABLE LAW. MERGERS INVOLVING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

X

3

47804M688

2. *- TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN --------->>> FOR --->>> 2. FOR AGN ABS
RETIREMENT CHOICES AT 2010 PORTFOLIO (THE "ACQUIRED FUND") AND 0019900
RETIREMENT CHOICES AT 2015 PORTFOLIO (THE "ACQUIRING FUND").
UNDER THIS AGREEMENT, THE ACQUIRED FUND WOULD TRANSFER ALL OF
ITS ASSETS TO THE ACQUIRING FUND IN EXCHANGE FOR CORRESPONDING
... (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

000

S41659

JOHN HANCOCK SIGNATURE SERVICES
ATTN: BOB KANE, CLIENT OUTPUT SERVIC
164 CORPORATE DRIVE
PORTSMOUTH NH
03801

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR

VIF01H